STATEMENT OF ADDITIONAL INFORMATION


                                                                 April 30, 2003,
                 as revised on May 16, 2003, as further revised January 23, 2004

Scudder Advisor Funds

Cash Management Fund Investment
Treasury Money Fund Investment

Scudder Institutional Funds

Cash Management Fund Institutional
Treasury Money Fund Institutional

Scudder Advisor Funds (prior to May 16, 2003, known as BT Investment Funds) and Scudder Institutional Funds (prior to May 16, 2003, known as BT Institutional Funds) (each, a "Trust" and, collectively, the "Trusts") are open-end management investment companies that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. The Cash Management Fund Investment, Cash Management Fund Institutional, Treasury Money Fund Investment and Treasury Money Fund Institutional (each a "Fund" and, collectively, the "Funds") are described herein.

The Trusts seek to achieve the investment objectives of the Cash Management Fund Investment, the Cash Management Fund Institutional, Treasury Money Fund Investment and the Treasury Money Fund Institutional by investing all the investable assets of the Funds in a diversified open-end management investment company having the same investment objective as such Fund. These investment companies are, respectively, Cash Management Portfolio and Treasury Money Portfolio (collectively, the "Portfolios").

Shares of the Funds are sold by Scudder Distributors, Inc. ("SDI"), the Trust's distributor (the "Distributor"), to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. ("DeAM, Inc."), the Portfolios' investment advisor ("Advisor"), and to clients and customers of other organizations.

The Trusts' Prospectuses for the Funds, dated April 30, 2003, provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trusts at the telephone number listed on the next page or by contacting your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Funds' transfer agent.) Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Trusts' Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended December 31, 2002, are incorporated herein by reference to the Annual Report to shareholders for each Fund and each Portfolio dated December 31, 2002. A copy of each Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling each Fund at 1-800-730-1313.


                         DEUTSCHE ASSET MANAGEMENT, INC.
                               Investment Advisor

                        INVESTMENT COMPANY CAPITAL CORP.
                         Administrator of the Portfolios


                           SCUDDER DISTRIBUTORS, INC.


                                   Distributor
                                 1-800-730-1313


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                                                                        PAGE
                                                                        ----
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ....................      1
   Investment Objectives ............................................      1
   Investment Policies ..............................................      1
   Additional Risk Factors ..........................................      8
   Investment Restrictions ..........................................     10
   Portfolio Turnover ...............................................     13
   Portfolio Transactions ...........................................     13
NET ASSET VALUE .....................................................     14
PURCHASE AND REDEMPTION INFORMATION .................................     15
   Purchase of Shares ...............................................     15
   Redemption of Shares .............................................     17
MANAGEMENT OF THE TRUSTS AND PORTFOLIOS .............................     18
   Trustees of the Trusts and Portfolios ............................
   Trustee Ownership in the Funds ...................................     24
   Trustee Compensation Table .......................................     28
   Code of Ethics ...................................................     31
   Investment Advisor ...............................................     32
   Administrator ....................................................     34
   Distributor ......................................................     37
   Service Agent ....................................................     37
   Custodian and Transfer Agent .....................................     46
   Expenses .........................................................     38
   Counsel and Independent Accountants ..............................     38
ORGANIZATION OF THE TRUSTS ..........................................     38
DIVIDENDS AND TAXES .................................................     40
   Dividends ........................................................     41
   Taxation of the Funds and Their Investments ......................     41
   Taxation of Shareholders .........................................     41
PERFORMANCE INFORMATION .............................................     42
FINANCIAL STATEMENTS ................................................     45
APPENDIX ............................................................     46


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                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              Investment Objectives

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective.


Cash Management Fund Investment seeks a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of high quality money market instruments.

Cash Management Fund Institutional seeks a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of high quality money market instruments.

Treasury Money Fund Investment seeks a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of direct obligations of the U.S. Treasury and repurchase agreements in respect of those obligations.

Treasury Money Fund Institutional seeks a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of direct obligations of the U.S. Treasury and repurchase agreements in respect of those obligations.


                               Investment Policies

Each Fund seeks to achieve its investment objective(s) by investing all of its assets in the corresponding Portfolio, which has the same investment objective as the Fund. Each Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the respective Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.

Quality and Maturity of the Fund's Securities. Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Portfolio, will also determine that all securities purchased by the Portfolios present minimal credit risks. The Advisor will cause each Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. Each Portfolio may invest in U.S. dollar-denominated investment grade fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolios may invest include (but are not limited to) certificates of deposit, bankers' acceptances,

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bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.


For purposes of the Portfolios' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Portfolios may invest in obligations of foreign banks or foreign branches of U.S. banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Australia, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.


Under normal market conditions, the Portfolios will invest a significant portion of their assets in the bank and other financial institution obligations. The Portfolios' concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolios to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

Commercial Paper. The Portfolios may invest in commercial paper. The Portfolios may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations.

Commercial paper when purchased by the Portfolios must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolios must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.




For a description of commercial paper ratings, see the Appendix to this SAI.

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Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees of a Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Fund's Securities" herein.)


U.S. Government Obligations. The Portfolios may invest in obligations issued or guaranteed by the U.S. government and include: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other U.S. government securities the Portfolios may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolios will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolios.

The Portfolios may also invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Other Debt Obligations. The Portfolios may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolios' minimum credit quality

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standards are comparable in priority and security to other securities of such issuer which have been rated investment grade or, if unrated, are determined by the Advisor to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, one determined by the Advisor to be of comparable quality.

Asset-Backed Securities. The Cash Management Portfolio ("the Portfolio") may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset backed securities include assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements of Rule 2a-7.


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The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Credit Enhancement. Certain of a Portfolios' acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio's share price. Subject to the diversification limits contained in Rule 2a-7, each Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.


Lending of Portfolio Securities. The Portfolios have the authority to lend, up to 30% of the value of their portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. Cash collateral may be invested in a money market fund managed by the Advisor (or its affiliates) and the Advisor may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Bank, Inc. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Certain Funds currently use Deutsche Bank Trust Company Americas ("DBT Co.") and DBAG, NY ("Deutsche") as its securities lending agent. Since many of DBT Co. employees became State Street employees on the closing date, the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for all Scudder funds authorized to participate in securities lending, including the Portfolios, subject to oversight from Deutsche. At a


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later date, Deutsche Asset Management will make recommendations to the
Portfolios' and Funds' Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Scudder funds.



Repurchase Agreements. The Portfolios may engage in repurchase agreement transactions with members of the Federal Reserve System, certain non-U.S. banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Portfolios would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolios to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolios' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolios' holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Portfolios bear a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolios may be delayed in, or prevented from, exercising their rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities had decreased or the value of the securities had increased, the Portfolios could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.



Reverse Repurchase Agreements. The Portfolios may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). Each Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Portfolio enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be identified on any day in which the assets fall below the repurchase price (plus accrued interest). Each Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by each Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce each Portfolio's obligation to repurchase the securities, and each Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by each Portfolio under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually


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delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Portfolio until settlement takes place.

At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that each Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If each Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When each Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in each Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.




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Investment in Other Investment Companies. In accordance with applicable law, the
Portfolios may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolios may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the "SEC"). As a shareholder of another money market fund, the Portfolios would bear, along with other shareholders, their pro rata portion of the money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolios bear directly (and the Funds bears indirectly on a pro rata basis) in connection with their own expenses.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

                             Additional Risk Factors

In addition to the risks discussed above, the Portfolios' investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor's interest in the corresponding Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in each Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from the Advisor at 1-800-730-1313.


Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders.


Certain changes in a Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the corresponding Portfolio.

Rating Services. The ratings of Moody's, The Standard & Poor's Division of the McGraw Hill Companies, Inc. ("S&P") and Fitch Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.

Neither event would require a Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings categories of Moody's and S&P is set forth in the Appendix to this SAI.

                             Investment Restrictions

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

All Funds and Portfolios

Under investment policies adopted by the Trust, on behalf of each Fund, and by the Portfolios, each Fund and each Portfolio may not:

         1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at market.

         2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

         3. Invest more than 5% of the total assets of the Fund or the Portfolio, as the case may be, in any one issuer (other than U.S. Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.


         4. Invest more than 25% of the total assets of the Fund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that (i) this limitation shall not apply to the purchase of U.S. Government Obligations, (ii) under normal market conditions more than 25% of the total assets of Cash Management Portfolio will be invested in obligations of U.S. and foreign banks provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

         5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         6. Underwrite the securities issued by others (except to the extent the Fund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities. To the extent these securities are illiquid, they will be subject to the Fund's or the Portfolio's 10% limitation on investments in illiquid securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

         7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund or the Portfolio from investing in obligations secured by real estate or interests therein.


         8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and the lending of portfolio securities.


         9. Invest more than an aggregate of 10% of the net assets of the Fund or the Portfolio, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or
                  (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

         10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

         11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objectives as such Fund.

         12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

         13. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Portfolio or its investment advisor owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

         14. Invest in warrants, except that the Fund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio (or Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

         (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v)      invest for the purpose of exercising control or management;

         (vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling);

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.




                               Portfolio Turnover

Each of the Portfolios may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Portfolios, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolios' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                             Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by the Advisor, which also is responsible for placing these transactions, subject to the overall review of the Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by the Advisor and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Purchases and sales of securities on behalf of the Portfolios usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission. Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisor is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

                                 NET ASSET VALUE


The net asset value ("NAV") per share of each Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day").



The NAV per share of each Fund (except the Cash Management Fund Institutional and Treasury Money Fund Institutional) is calculated twice on each Valuation Day as of 12:00 noon, Eastern time, and as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. If the markets for the Funds' primary investments close early, the Funds will cease taking purchase orders at that time. The NAV of the Cash Management Fund Institutional and Treasury Money Fund Institutional is calculated on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (each time at which the NAV of a Fund is calculated is referred to herein as the "Valuation Time"). If the markets for the Funds' primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share of each Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Fund's NAV per share will normally be $1.00.


The valuation of each Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

The Portfolios' use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. Each Portfolio will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of two years or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of each Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Trust, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of each Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of each Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the respective Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                       PURCHASE AND REDEMPTION INFORMATION

                               Purchase of Shares

Each Trust accepts purchase orders for shares of each Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisors (including Service Agents).


Purchase orders for shares of the Funds will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary) and transmission to Scudder Investmens Service Company, as the Trusts' transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 12:00 noon (Eastern time) and prior to the close of the NYSE, the shareholder will receive the dividend declared on the following day even if Deutsche Bank Trust Company Americas ("DBT Co.") receives federal funds on that day. If the purchase order is received prior to 12:00 noon, the shareholder will receive that Valuation Day's dividend. Scudder Advisor Funds and Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in a Fund closes early, the Fund will cease taking purchase orders at that time.






Each Trust accepts purchase orders for shares of each Fund at the NAV per share next determined on each Valuation Day. The minimum initial and subsequent investment amounts are set forth in the Funds' prospectuses. The minimum initial investment in each Fund may be allocated in amounts not less than $100,000 per fund in certain funds in the Deutsche Asset Management Family of Funds. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Another mutual fund investing in the corresponding Portfolio may accept purchase orders up until a time later than 12:00 noon, Eastern time. Such orders, when transmitted to and executed by the Portfolio, may have an impact on the Fund's performance.


Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If you have money invested in a Deutsche Asset Management fund, you can:

..   Mail an account application with a check,

..   Wire money into your account,

..   Open an account by exchanging from another Deutsche Asset Management fund,
    or

..   Contact your Service Agent or Investment Professional.


Automatic Investment Plan. A shareholder may purchase additional shares of the Funds through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. The Funds may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                              Redemption of Shares


Transfer Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trusts. The Transfer Agent may, on at least 30 days' notice, involuntarily redeem a shareholder's account with a Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled "Minimum Investments" in the Funds' Prospectuses for the account minimum balances.

The Funds may accept purchase or sale orders when the New York Stock Exchange is closed in certain limited circumstances, such as in response to an unexpected situation that causes the New York Stock Exchange to be closed, if the `Fed wire' is open, the primary trading markets for the Fund's portfolio instruments are open and the Fund's management believes there is adequate liquidity.

The Funds may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. In addition, the Funds may delay payment of redemption in the event of a closing of the Federal Reserve Bank's wire payment system untial a reasonable time after the system reopens, but in any event, the Fund may not delay payment more than seven days except under the circumstances in the previous sentence.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management/Scudder Investment Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

If you are selling your non-retirement account shares, you must leave at least the minimum balances in the account to keep it open. See the section entitled "Minimum Investments" in the Funds Prospectuses for the minimum account balances.


Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:


..   Your account registration has changed within the last 30 days,

..   The check is being mailed to a different address than the one on your account (record address),

..   The check is being made payable to someone other than the account owner,

..   The redemption proceeds are being transferred to an account with a different registration, or

..   You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Each Fund and Portfolio reserve the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or portfolio.


In-kind Redemptions. Each Fund and Portfolio reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chose by a Fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                               EXCHANGE OF SHARES

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The exchange privilege disclosed in the Funds' prospectuses provides that the Advisor may require a shareholder to own shares of a Fund for 15 days before the purchase order for shares of the other fund will be processed. This 15-day hold policy is not currently being implemented for money market funds.


                     MANAGEMENT OF THE TRUSTS AND PORTFOLIOS

The overall business and affairs of each Trust and the corresponding Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trusts/Portfolio and persons or companies furnishing services to the Funds/Portfolio, including the Funds'/Portfolio's agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing each Fund's/Portfolio's affairs and for exercising each Funds'/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers.

Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of each Trust and each Funds'/Portfolio's Board as of April 30, 2003. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (a "Non-Interested Trustee"). Information for each Interested Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Portfolio's Advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds, the Trusts and the Portfolios.


                  INFORMATION CONCERNING TRUSTEES AND OFFICERS




Non-Interested Directors

----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                        Number of Funds in
Position with the Funds and   Business Experience and Directorships                         the Fund Complex
Length of Time Served/1,2/    During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, Diligence LLC (international information                    68
2/3/47                        collection and risk-management firm) (September 2000 to
Trustee since 2002            present); Chairman, IEP Advisors, Inc. (July 1998 to
                              present); Chairman of the Board, Weirton Steel
                              Corporation/3/ (April 1996 to present); Member of
                              the Board, Hollinger International, Inc./3/
                              (publishing) (1995 to present), HCL Technologies
                              Limited (information technology) (April 1999 to
                              present), UBS Mutual Funds (formerly known as
                              Brinson and Mitchell Hutchins families of funds)
                              (registered investment companies) (September 1995
                              to present); and Member, Textron Inc./3/
                              International Advisory Council (July 1996 to
                              present). Formerly, Partner, McKinsey & Company
                              (consulting) (1991-1994) and US Chief Negotiator
                              in Strategic Arms Reduction Talks (START) with
                              former Soviet Union and US Ambassador to the
                              Federal Republic of Germany (1985-1991); Member of
                              the Board, Homestake Mining/3/ (mining and
                              exploration) (1998-February 2001), Archer Daniels
                              Midland Company/3/ (agribusiness operations)
                              (October 1996-June 2001) and Anchor Gaming (gaming
                              software and equipment) (March 1999-December
                              2001).
----------------------------------------------------------------------------------------------------------------
S. Leland Dill                Trustee, Phoenix Zweig Series Trust (since September 1989),           66
3/28/30                       Phoenix Euclid Market Neutral Funds (since May 1998)
Trustee since 1986 for        (registered investment companies); Retired (since 1986).
Scudder Advisor Funds, since  Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
1999 for Scudder              Director, Vintners International Company Inc. (wine vinter)
Institutional Funds and       (June 1989-May 1992), Coutts (USA) International (January
since 1999 for the Scudder    1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
Cash Management and Scudder   (private bank) (March 1991-March 1999); General Partner,
Treasury Money Portfolios     Pemco (investment company) (June 1979-June 1986).
----------------------------------------------------------------------------------------------------------------


                                       24





-----------------------------------------------------------------------------------------------------------
Martin J. Gruber              Nomura Professor of Finance, Leonard N. Stern School of               67
7/15/37                       Business, New York University (since September 1964);
Trustee since 1999            Trustee, CREF (Pension Fund) (since January 2000); Director,
                              S.G. Cowen Mutual Funds (January 1985-January
                              2001), Japan Equity Fund, Inc. (since January
                              1992), Thai Capital Fund, Inc. (since January
                              2000) and Singapore Fund, Inc. (since January
                              2000) (registered investment companies). Formerly,
                              Trustee, TIAA (Pension Fund) (January 1996-January
                              2000).
-----------------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (January 1997 to present); Director,          66
5/27/37                       Soundview Technology Group Inc. (investment banking) (July
Trustee since 2002            1998 to present), Corvis Corporation/3/ (optical networking equipment) (July 2000 to present), Brown
                              Investment Advisory & Trust Company (investment
                              advisor) (February 2001 to present), The Nevis
                              Fund (registered investment company) (July 1999 to
                              present), and ISI Family of Funds (registered
                              investment companies) (March 1998 to present).
                              Formerly, Director, Circon Corp./3/ (medical
                              instruments) (November 1998-January 1999);
                              President and Chief Executive Officer, The
                              National Association of Securities Dealers, Inc.
                              and The NASDAQ Stock Market, Inc. (1987-1997);
                              Chief Operating Officer of Alex. Brown & Sons
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1985-1987); General Partner, Alex. Brown & Sons
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1976-1985).


                                       25





----------------------------------------------------------------------------------------------------------------
Richard J. Herring            Jacob Safra Professor of International Banking and                    66
2/18/46                       Professor, Finance Department, The Wharton School,
Trustee since 1999 for        University of Pennsylvania (since July 1972); Director,
Scudder Advisor Funds and     Lauder Institute of International Management Studies (since
the Scudder Cash Management   July 2000); Co-Director, Wharton Financial Institutions
and Scudder Treasury Money    Center (since July 2000) and Vice Dean and Director, Wharton
Portfolios and since 1990     Undergraduate Division (July 1995-June 2000).
for Scudder Institutional
Funds
----------------------------------------------------------------------------------------------------------------
Graham E. Jones               Senior Vice President, BGK Realty, Inc. (commercial real              66
1/31/33                       estate) (since 1995); Trustee, 8 open-end mutual funds
Trustee since 2002            managed by Weiss, Peck & Greer (since 1985) and Trustee of
                              18 open-end mutual funds managed by Sun Capital Advisers,
                              Inc. (since 1998).
----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The Pew Charitable             66
4/10/51                       Trusts (charitable foundation) (1994 to present); Executive
Trustee since 2002            Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).
                              Formerly, Executive Director, The Pew Charitable
                              Trusts (1988-1994); Director, ISI Family of Funds
                              (registered investment companies) (1997-1999) and
                              Director, The Glenmede Trust Company (investment
                              trust and wealth management) (1994-2002).


                                       26




----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.          Principal, Philip Saunders Associates (Economic and                   66
10/11/35                      Financial Consulting) (since November 1988). Formerly,
Trustee since 1986 for        Director, Financial Industry Consulting, Wolf & Company
Scudder Advisor Funds, since  (consulting)(1987-1988); President, John Hancock Home
1999 for Scudder              Mortgage Corporation (1984-1986); Senior Vice President of
Institutional Funds and       Treasury and Financial Services, John Hancock Mutual Life
since 1990 for the Scudder    Insurance Company, Inc. (1982-1986).
Cash Management and Scudder
Treasury Money Portfolios
----------------------------------------------------------------------------------------------------------------
William N. Searcy             Pension & Savings Trust Officer, Sprint Corporation/3/                66
9/03/46                       (telecommunications) (since November 1989); Trustee of 18
Trustee since 2002            open-end mutual funds managed by Sun Capital Advisers, Inc.
                              (since October 1998).
----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates, Inc. (consulting           69
1/29/40                       firm) (May 1982 to present). Formerly, President and
Trustee since 2002            Trustee, Trust for Investment Managers (registered
                              investment company) (April 1999-June 2002); President,
                              Investment Company Administration, L.L.C. (January
                              1992*-July 2001); President, Treasurer and
                              Director, First Fund Distributors, Inc. (June
                              1990-January 2002); Vice President, Professionally
                              Managed Portfolios (May 1991-January 2002) and
                              Advisors Series Trust (October 1996-January 2002)
                              (registered investment companies); President,
                              Guinness Flight Investment Funds, Inc. (registered
                              investment company) (June 1994-November 1998).
                              * Inception date of the corporation which was the
                              predecessor to the L.L.C.
----------------------------------------------------------------------------------------------------------------

Interested Trustee

                                       27





Name, Date of Birth,         Business Experience and Directorships                         Number of Funds in
Position with the Funds and  During the Past 5 Years                                       the Fund Complex
Length of Time Served/1/2/                                                                 Overseen
---------------------------------------------------------------------------------------------------------------
Richard T. Hale/4/           Managing Director, Deutsche Bank Securities Inc. (formerly            200
7/17/45                      Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
Chairman since 2002 and      Management (1999 to present); Director and President,
Trustee since 1999           Investment Company Capital Corp. (registered investment
                             advisor) (1996 to present); Director, Deutsche
                             Global Funds, Ltd. (2000 to present), CABEI Fund
                             (2000 to present), North American Income Fund (2000
                             to present); Director, Scudder Global Opportunities
                             Fund (since 2003); Director/Officer
                             Deutsche/Scudder Mutual Funds (various dates);
                             President, Montgomery Street Securities, Inc. (2002
                             to present) (registered investment companies); Vice
                             President, Deutsche Asset Management, Inc. (2000 to
                             present); formerly, Director, ISI Family of Funds
                             (registered investment companies; 4 funds overseen)
                             (1992-1999).
---------------------------------------------------------------------------------------------------------------

Officers

Name, Date of Birth,          Business Experience and Directorships
Position with the Funds and
Length of Time Served/1,2/    During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
Richard T. Hale               See information provided under Interested Trustee.
President since 2003
---------------------------------------------------------------------------------------------------------------
Kenneth Murphy/5/             Vice President, Deutsche Asset Management (September 2000-present). Formerly,
10/13/63                      Director, John Hancock Signature Services (1992-2000); Senior Manager,
Vice President and            Prudential Mutual Fund Services (1987-1992).
Anti-Money Laundering
Compliance Officer since 2002
---------------------------------------------------------------------------------------------------------------


                                       28





Name, Date of Birth
Position with the Funds
and length of Time           Business Experience and Directorships
Served /1,2/                 During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles A. Rizzo5            Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice
8/5/57                       President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank
Treasurer since 2002         Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998).
---------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002-present) and Director,
3/27/54                      Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset
Secretary since 1999         Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche
                             Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States
                             Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------



/1/ Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

/2/ Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds and Scudder Institutional Funds of which these funds are a series.

/3/ A publicly held company
with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/4/ Mr. Hale is a Trustee who is an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

/5/  Address: Two International Place, Boston, Massachusetts.

Trustee Ownership in the Fund/1/



----------------------------------------------------------------------------------------------------------
                                                                            Aggregate Dollar Range of
                                                                        Ownership as of December 31, 2002
                                    Dollar Range of Beneficial           in all Funds Overseen by Trustee
Trustee                             Ownership in the Funds/1/                   in the Fund Complex/1,2/
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Non-Interested Trustees
----------------------------------------------------------------------------------------------------------
Richard R. Burt                     None                                Over $100,000
----------------------------------------------------------------------------------------------------------
S. Leland Dill                      None                                Over $100,000
----------------------------------------------------------------------------------------------------------
Martin J. Gruber                    None                                $10,001 to $50,000
----------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                  None                                Over $100,000
----------------------------------------------------------------------------------------------------------
Richard J. Herring                  None                                $50,001 to $100,000
----------------------------------------------------------------------------------------------------------
Graham E. Jones                     None                                Over $100,000
----------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    None                                Over $100,000
----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                None                                Over $100,000
----------------------------------------------------------------------------------------------------------
William N. Searcy                   None                                $1 to $10,000
----------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 None                                Over $100,000
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------
                                                            Aggregate Dollar Range of
                                                          Ownership as of December 31, 2002
                            Dollar Range of Beneficial     in all Funds Overseen by Trustee
Trustee                     Ownership in the Funds/1/             in the Fund Complex/1,2/
---------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------
Richard T. Hale               None                          Over $100,000
---------------------------------------------------------------------------------------------



/1./ The amount shown includes share equivalents of funds in which the board member is deemed to be invested pursuant to the Funds' deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

/2./ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
     $100,000.

As of April 3, 2003, the Trustees and officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or of the Trust (all series taken together).


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES


As reported to the Fund, the information in the following table reflects ownership by the Non-Interested Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund(s) and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s) (including Deutsche Bank AG).

-----------------------------------------------------------------------------------------------------
                                                                            Value of
                                                                            Securities  Percent of
                                Owner and                                   on an       Class on an
                                Relationship to                   Title of  Aggregate   Aggregate
Trustee                         Trustee                Company    Class     Basis       Basis
-----------------------------------------------------------------------------------------------------
Richard R. Burt                 N/A                                         None
-----------------------------------------------------------------------------------------------------
S. Leland Dill N/A None
-----------------------------------------------------------------------------------------------------
Martin J. Gruber                N/A                                         None
-----------------------------------------------------------------------------------------------------
Joseph R. Hardiman              N/A                                         None
-----------------------------------------------------------------------------------------------------
Richard Herring                 N/A                                         None
-----------------------------------------------------------------------------------------------------
Graham E. Jones                 N/A                                         None
-----------------------------------------------------------------------------------------------------
Rebecca W. Rimel                N/A                                         None
-----------------------------------------------------------------------------------------------------
Philip Saunders, Jr.            N/A                                         None
-----------------------------------------------------------------------------------------------------
William N. Searcy               N/A                                         None
-----------------------------------------------------------------------------------------------------
Robert H. Wadsworth             N/A                                         None
-----------------------------------------------------------------------------------------------------



Remuneration. Officers of the Funds/Portfolio receive no direct remuneration from the Funds/Portfolios. Officers and Trustees of the Funds who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Non-Interested Trustee receives an aggregate annual fee, plus a fee for each board and committee meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds or Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds or Portfolios. The following table shows compensation received by each Trustee from each Trust and Portfolio and aggregate compensation from the fund complex during the calendar year 2002.

                           Trustee Compensation Table



-------------------------------------------------------------------------------------------------------------
                          Compensation
                          from Cash          Compensation from     Compensation from   Compensation from
                          Management Fund    Cash Management Fund  Treasury Money Fund Treasury Money Fund
 Trustee                  Investment         Institutional         Investment          Institutional
-------------------------------------------------------------------------------------------------------------
Harry Van Benschoten/1/   $  824             $  824                $  824              $  824
-------------------------------------------------------------------------------------------------------------
Charles P. Biggar/1/      $  824             $  824                $  824              $  824
-------------------------------------------------------------------------------------------------------------
Richard R. Burt           $  250             $  250                $  250              $  250
-------------------------------------------------------------------------------------------------------------
S. Leland Dill            $1,074             $1,074                $1,074              $1,074
-------------------------------------------------------------------------------------------------------------
Martin Gruber             $1,074             $1,074                $1,074              $1,074
-------------------------------------------------------------------------------------------------------------
Richard T. Hale           $    0             $    0                $    0              $    0
-------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman        $  250             $  250                $  250              $  250
-------------------------------------------------------------------------------------------------------------
Richard J. Herring        $1,074             $1,074                $1,074              $1,074
-------------------------------------------------------------------------------------------------------------
Graham E. Jones           $  250             $  250                $  250              $  250
-------------------------------------------------------------------------------------------------------------
Bruce E. Langton/1/       $  824             $  824                $  824              $  824
-------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel          $  250             $  250                $  250              $  250
-------------------------------------------------------------------------------------------------------------


                                       33








----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.         $1,074                $1,074                  $1,074                 $1,074
----------------------------------------------------------------------------------------------------------------
William N. Searcy            $  250                $  250                  $  250                 $  250
----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth          $  250                $  250                  $  250                 $  250
----------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                             Aggregate             Aggregate               Total
                             Compensation          Compensation            Compensation
                             from Cash             from Treasury           from
                             Management            Money Portfolio         Fund Complex/2/
Trustee                      Portfolio
-------------------------------------------------------------------------------------------------
Harry Van Benschoten/1/      $   824               $  824                  $ 33,750
-------------------------------------------------------------------------------------------------
Charles P. Biggar/1/         $   824               $  824                  $ 33,832
-------------------------------------------------------------------------------------------------
Richard R. Burt              $13,882               $  967                  $124,500
-------------------------------------------------------------------------------------------------
S. Leland Dill               $15,275               $1,831                  $102,250
-------------------------------------------------------------------------------------------------
Martin Gruber                $14,706               $1,791                  $109,000
-------------------------------------------------------------------------------------------------
Richard T. Hale              $     0               $    0                  $      0
-------------------------------------------------------------------------------------------------
Joseph R. Hardiman           $13,882/4/            $  967/3/               $ 96,000
-------------------------------------------------------------------------------------------------
Richard J. Herring           $14,706               $1,791                  $ 99,750
-------------------------------------------------------------------------------------------------
Graham E. Jones              $13,882               $  967                  $ 80,500
-------------------------------------------------------------------------------------------------
Bruce E. Langton/1/          $   824               $  824                  $ 33,832
-------------------------------------------------------------------------------------------------
Rebecca W. Rimel             $13,882/4/            $  967/3/               $ 96,000
-------------------------------------------------------------------------------------------------
Philip Saunders, Jr.         $14,706/4/            $1,791/3/               $ 99,750
-------------------------------------------------------------------------------------------------
William N. Searcy            $13,882               $  967                  $ 83,500
-------------------------------------------------------------------------------------------------


                                       34





-------------------------------------------------------------------------------------------------
                             Aggregate             Aggregate               Total
                             Compensation          Compensation            Compensation
                             from Cash             from Treasury           from
                             Management            Money Portfolio         Fund Complex/2/
Trustee                      Portfolio
-------------------------------------------------------------------------------------------------
Robert H. Wadsworth          $13,882               $967                    $126,000
-------------------------------------------------------------------------------------------------



1  No longer a Trustee as of July 30, 2002.

2  During calendar year 2002, the total number of funds in the Fund Complex was
   198. During calendar year 2002, the total number of funds overseen by each Trustee was 84 except for Messrs. Benschoten (42 funds), Biggar (42 funds), Burt (86 funds), Gruber (85 funds), Hale (198 funds), Hardiman (82 funds), Langton (42 funds), and Wadsworth (87 funds).

3 Of the amounts payable to Ms. Rimel and Messrs. Hardiman and Saunders, $444, $967, and $317, respectively, was deferred pursuant to a deferred compensation plan.

4 Of the amounts payable to Ms. Rimel and Messrs. Hardiman and Saunders, $13,882, $6,979, and $4,551, respectively, was deferred pursuant to a deferred compensation plan.


The Advisor and the Administrator reimbursed the Funds and Portfolios for a portion of their Trustees fees for the period above. See "Investment Advisor" and "Administrator" below.


As of April 3, 2003, the following shareholders of record owned 5% or more of the outstanding shares of Cash Management Fund Investment: Private Bank Sweep Trust Attn.: Linda Anderson, 280 Park Ave. 22/nd/ Floor, New York, NY 10017-1216 (81.13%). HERD 2002-1 Reserve Account, 1585 Broadway, New York, NY 10036-8200 (6.04%).

As of April 3, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the Cash Management Fund Institutional: Alumina Enterprises LTD Collection Account, 36 Trafalgar Road, Attn.: Lastenia Davis, Kingston 10, Jamaica W I (16.98%). BT Preservation Plus Income Fund, C/O Bankers Trust Co., 130 Liberty Street, New York, NY 10006-1105 (8.69%).

As of April 3, 2003, the following shareholders of record owned 5% or more of the outstanding shares of Treasury Money Fund Investment: Town of Hempstead Debt Prin c/o Bankers Trust, 4 Albany 4/th/ Floor, New York, New York 1006-1502 (35.47%). Collection Account, 350 South Grand Ave, 51/st/ Floor, Att: Steve Naberhaus, Los Angeles, CA 90071-3406 (11.96%). Vendee 1992/Master Reserve, c/o Bankers Trust, 3 Park Plaza 16/th/ Floor, Irving, CA 92614-8505 (11.14%). Chase Manhatten Mortgage Corp, Attn: Nancy Sayer, 200 Old Wilson Bridge Rd., Worthington, OH 43085-2247 (5.51%).

As of April 3, 2003, the following shareholders of record owned 5% or more of the outstanding shares of Treasury Money Fund Institutional: AEC/Comcast of Western Co. Inc., Atlantic Exchange Company, LLC, Attn.: Patrick Dowdall/Will Hazel, 21 Milk Street, 5/th/ Floor, Boston, MA 02109-5408 (22.11%). Piedmont Muni Power Agency, 121 Village Drive, Greer, SC 29651-1291 (17.50%). CNTY of San Diego CO, 16000 Pacific Highway, San Diego, CA 92101 (5.98%). SMUD Nuclear Decommissionary Trust, P.O. Box 15830 MS40, Sacramento, CA 95852-1830 (5.36%).


Information Concerning Committees and Meetings of Trustees


The Boards of Trustees of the Trust met five times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.






Board Committee: The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committees:

Audit and Compliance Committee: The Audit and Compliance Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit and Compliance Committee receives annual representations from the auditors as to their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chairman) and the remaining Non-Interested Trustees. The Audit and Compliance Committee met five times during the most recent calendar year.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by each Fund's portfolio in accordance with the Trust's valuation procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Trust's Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Trustees organized a Nominating and Governance Committee as well as Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The members of the Nominating and Governance Committee are all of the Fund's Non-Interested Trustees.


                                 Code of Ethics


The Boards of Trustees of the Trusts have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trusts' Code of Ethics permits access persons of the Fund to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trusts' Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Trusts' Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds'/Portfolio's Advisor, and its affiliates (including the Funds' distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


                               Investment Advisor

The Funds have not retained the services of an investment advisor since each Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio has retained the services of DeAM, Inc. as Advisor.


DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.


DeAM, Inc., or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate


DeAM, Inc., subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. DeAM, Inc. may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Portfolio are placed by DeAM, Inc. with brokers, dealers and other financial intermediaries that it selects, including those affiliated with DeAM, Inc. A DeAM, Inc. affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if DeAM, Inc. believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which DeAM, Inc. or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of DeAM, Inc.

Under the Advisory Agreement, DeAM, Inc. receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15%, before waivers and reimbursements, of the average daily net assets of the Portfolio.

For the fiscal year ended December 31, 2002, DeAM, Inc. earned $16,015,555 as compensation for investment advisory services provided to the Cash Management Portfolio. During the same period DeAM, Inc. reimbursed $2,513,697 to the Cash Management Portfolio to cover expenses. For the period April 30, 2001 through December 31, 2001, DeAM, Inc. earned $9,960,309 as compensation for investment advisory services to Cash Management Portfolio. During the same period, DeAM, Inc. reimbursed $1,367,226 to Cash Management Portfolio to cover expenses.

For the period January 1, 2001 through April 29, 2001, Deutsche Bank Trust Company Americas ("DBT Co.") (formerly Bankers Trust Company) earned $4,328,500 as compensation for investment advisory services provided to Cash Management Portfolio. For the fiscal year ended December 31, 2000, DBT Co. earned $12,843,718, as compensation for investment advisory services provided to Cash Management Portfolio. During the same periods, DBT Co. reimbursed $678,910 and $1,881,361, to Cash Management Portfolio to cover expenses.

For the fiscal year ended December 31, 2002, DeAM, Inc. earned $1,156,720 as compensation for investment advisory services provided to the Treasury Money Portfolio. During the same period DeAM, Inc. reimbursed $104,484 to the Treasury Money Portfolio to cover expenses. For the period April 30, 2001 through December 31, 2001, DeAM, Inc. earned $1,066,049 as compensation for investment advisory services to Treasury Money Portfolio. During the same period, DeAM, Inc. reimbursed $26,915 to Treasury Money Portfolio to cover expenses.

For the period January 1, 2001 through April 29, 2001, DBT Co. earned $646,873 as compensation for investment advisory services provided to Treasury Money Portfolio. For the fiscal year ended December 31, 2000, DBT Co. earned $2,444,003, as compensation for investment advisory services provided to Treasury Money Portfolio. During the same periods, DBT Co. reimbursed $48,737 and $102,809 to Treasury Money Portfolio to cover expenses.

The Funds' prospectus contains disclosure as to the amount of DeAM, Inc.'s investment advisory and the Administrator's administration and services fees, including waivers thereof. The Advisor and the Administrator may not recoup any of their waived investment advisory or administration and services fees.

                           Advisory Contract Approval

The Advisory Agreement was most recently approved by a majority of the Portfolios' Board of Trustees, including a majority of those Trustees who were not parties or "interested persons" of any such parties, on June 7, 2002, and approved by shareholders at a meeting called for the purpose of approving the Advisory Agreement on July 30, 2002. The Advisory Agreement will continue in effect only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to such Advisory Agreement or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Portfolio. In approving the Portfolio's investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Portfolio; (2) the investment advisory fees paid by each Portfolio would remain the same under the new Advisory Agreement as under the prior agreement; (3) investment performance, both of each Portfolio itself and relative to appropriate peer groups and market indices; (4) staffing and capabilities of DeAM, Inc. to manage each Portfolio; (5) investment advisory fees provided under the prior Advisory Agreement and expense ratio and asset size of each Portfolio itself and relative to appropriate peer groups; and (6) DeAM, Inc's profitability from managing each Portfolio and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Funds and the Portfolios, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the approval of the Advisory Agreement was in the best interests of each Portfolio and its shareholders. The Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to each Portfolio, by the holders of a majority of the outstanding shares of each Portfolio, at any time without penalty on 60 days' written notice to the Advisor. The Advisor may terminate any Advisory Agreement at any time without penalty on 60 days' written notice to each Portfolio. The Advisory Agreements terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

The Advisory Agreement provides that neither Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by each Portfolio in connection with the matters to which the Advisory Agreement relates, provided that nothing therein shall be deemed to be protect or purport to protect DeAM, Inc. against any liability to each Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Advisory Agreement.

In the management of each Portfolio and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on the Portfolios' pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as each Portfolio is concerned. However, it is the judgment of the Board that the desirability of continuing the Portfolios' advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."


                                  Administrator

Investment Company Capital Corp. (`ICCC' or the `Administrator') serves as the Administrator to the Funds and the Portfolios. Prior to July 1, 2001, DBT Co. served as the Administrator to the Funds and the Portfolios. Under its Administration and Services Agreements with the Trusts, ICCC generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining Portfolio and general accounting records. SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. SFAC hired State Street Bank and Trust Company ("SSB") as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement. The Administration and Services Agreements provides for each Trust to pay the Administrator a fee, computed daily and paid monthly, equal on an annual basis to 0.55% of the average daily net assets of Cash Management Fund Investment, and 0.05% of the average daily net assets of Cash Management Fund Institutional and Treasury Money Fund Institutional.


Under Administration and Services Agreements with each Portfolio, ICCC calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreements provides for each Portfolio to pay ICCC a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio's average daily net assets. Under the Administration and Services Agreements, ICCC may delegate one or more of its responsibilities to others, including affiliates of ICCC, at ICCC's expense.


Under the Administration and Services Agreements, ICCC is obligated on a continuous basis to provide such administrative services as the respective Board of Trustees of the Trust and each

Portfolio reasonably deems necessary for the proper administration of the Trust and each Portfolio. ICCC will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trust or the Portfolios), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's and each Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal year ended December 31, 2002, ICCC earned $1,251,138 as compensation for administrative and other services provided to Cash Management Fund Investment. During the same period ICCC reimbursed $28,987 to Cash Management Fund Investment to cover expenses. For the period July 1, 2001 through December 31, 2001, ICCC earned $562,664 as compensation for administrative and other services provided to Cash Management Fund Investment and reimbursed $1,053 to Cash Management Fund Investment to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $584,728 as compensation for administrative and other services provided to Cash Management Fund Investment. For the fiscal year ended December 31, 2000, DBT Co. earned $1,158,351 as compensation for administrative and other services provided to the Cash Management Fund Investment. During the same periods DBT Co. reimbursed $17,334 and $42,748 to the Cash Management Fund Investment to cover expenses.

For the fiscal year ended December 31, 2002, ICCC earned $1,987,739 as compensation for administrative and other services provided to Cash Management Fund Institutional. During the same period ICCC reimbursed $44,138 to Cash Management Fund Institutional to cover expenses. For the period July 1, 2001 through December 31, 2001, ICCC earned $1,043,562 as compensation for administrative and other services provided to Cash Management Fund Institutional and reimbursed $131,731 to Cash Management Fund Institutional to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $971,370 as compensation for administrative and other services provided to Cash Management Fund Institutional. For the fiscal year ended December 31, 2000 DBT Co. earned $1,885,764 as compensation for administrative and other services provided to Cash Management Fund Institutional. During the same periods, DBT Co. reimbursed $53,288 and $284,488 to Cash Management Fund Institutional to cover expenses.

For the fiscal year ended December 31, 2002, ICCC earned $1,381,954 as compensation for administrative and other services provided to Treasury Money Fund Investment. During the same period ICCC reimbursed $71,640 to Treasury Money Fund Investment to cover expenses. For the period July 1, 2001 through December 31, 2001, ICCC earned $849,188 as compensation for administrative and other services provided to Treasury Money Fund Investment and reimbursed $62,613 to Treausry Money Fund Investment to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $841,390 as compensation for administrative and other services provided to Treasury Money Fund Investment. For the fiscal year ended December 31, 2000, DBT Co. earned $2,234,244 as compensatoin for administrative and other services provided to the Treasury Money Fund Institutional. During the same periods DBT Co. reimbursed $40,820 and $97,431 respectively, to cover expenses.

For the fiscal year ended December 31, 2002, ICCC earned $256,445 as compensation for administrative and other services provided to Treasury Money Fund Institutional. During the same period ICCC reimbursed $119,380 to Treasury Money Fund Institutional to cover expenses. For the period July 1, 2001 through December 31, 2001, ICCC earned $174,414 as compensation for administrative and other services provided to Treasury Money Fund Institutional and reimbursed $93,306 to Treasury Money Fund Institutional to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $238,814 as compensation for administrative and other services provided to Treasury Money Fund Institutional. For the fiscal year ended December 31, 2000 DBT Co. earned $609,422 as compensation for administrative and other services provided to Treasury Money Fund Institutional. During the same periods, DBT Co. reimbursed $104,658 and $174,424 to Treasury Money Fund Institutional to cover expenses.

For the fiscal year ended December 31, 2002, ICCC earned $5,337,022 as compensation for administrative and other services provided to the Cash Management Portfolio. During the same period ICCC reimbursed $2,513,697 to the Cash Management Portfolio to cover expenses. For the period July 1, 2001 through December 31, 2001, ICCC earned $2,511,797 as compensation for administrative and other services provided to Cash Management Portfolio and reimbursed $1,032,777 to Cash Management Portfolio to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $2,251,139 as compensation for administrative and other services provided to Cash Management Portfolio and reimbursed $1,013,359 to the Portfolio to cover expenses. For the fiscal year ended December 31, 2000 DBT Co. earned $4,281,239 as compensation for administrative and other services provided to the Cash Management Portfolio.

For the fiscal year ended December 31, 2002, ICCC earned $382,316 as compensation for administrative and other services provided to the Treasury Money Portfolio. During the same period ICCC reimbursed $104,484 to the Treasury Money Portfolio to cover expenses. For the period July 1, 2001 through December 31, 2001, ICCC earned $254,965 as compensation for administrative and other services provided to Treasury Money Portfolio and reimbursed $14,881 to the Treasury Money Portfolio to cover expenses.

For the period January 1, 2001 through June 30, 2001, DBT Co. earned $316,009 as compensation for administrative and other services provided to Treasury Money Portfolio and reimbursed $60,771 to the Portfolio to cover expenses. For the fiscal year ended December 31, 2000, DBT Co.

earned $816,008 as compensation for administrative and other services provided to the Treasury Money Portfolio.

                                   Distributor

Scudder Distributors is the principal distributor for shares of the Funds. Scudder Distributors is a registered broker/dealer and is affiliated with the Advisor and the Administrator. The principal business address of Scudder Distributors is 222 South Riverside Plaza Chicago, IL 60606-5808.

                        Service Agent and Transfer Agent

SISC, as defined below, acts as a Service Agent pursuant to its agreement with the Trusts. SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the SISC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC may be reimbursed by the Fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp.("ICCC") acted as the Fund's transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

                                    Custodian

As of April 11, 2003, State Street Bank and Trust ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian to the Trusts and the Portfolios. As Custodian, it holds the Funds' assets.

Prior to April 11, 2003, Deutsche Bank Trust Company Americas, an affiliate of the Funds' advisor and administrator, served as Custodian.

                                    Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Administrator or Scudder Distributors, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Each Portfolio bears its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by the Administrator or Scudder Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

                       Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trusts and from time to time provides certain legal services to the Advisor and Administrator. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 has been selected as Independent Accountants for the Trusts.

                           ORGANIZATION OF THE TRUSTS

The Scudder Advisor Funds was organized on July 21, 1986 and the Scudder Institutional Funds was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of the respective Trust. Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The interests in each Portfolio are divided into separate series, no series of which has any preference over any other series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The shares of the other series of the Trusts are offered through separate prospectuses and statements of additional information. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

Each Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of such Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. Each Declaration of Trust provides for indemnification from such Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that each Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trusts.

The Cash Management Portfolio and Treasury Money Portfolio were organized as trusts under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that each Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of each Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of the Funds' investing in the corresponding Portfolio.

The Trusts are not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of a Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of such Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of the Trusts do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Each series in a Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of each Portfolio will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series could control the outcome of these votes.

Whenever a Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the corresponding Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

As of April 3, 2003, the following shareholder of record owned 25% or more of the voting securities of the Cash Management Investment and, therefore, may, for certain purposes, be deemed to control and be able to affect the outcome of certain matters presented for a vote of its shareholders: Private Bank Sweep Trust Attn.: Linda Anderson, 280 Park Ave. 22/nd/ Floor, New York, NY 10017-1216 (81.13%).

As of April 3, 2003, the following shareholder of record owned 25% or more of the voting securities of Treasury Money Fund Investment and, therefore, may, for certain purposes, be deemed to control and be able to affect the outcome of certain matters presented for a vote of its shareholders: Town of Hempstead Debt Prin c/o Bankers Trust, 4 Albany 4/th/ Floor, New York, New York 1006-1502 (35.47%).

Scudder Advisor Funds was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed its current name on or about May 16, 2003.

                               DIVIDENDS AND TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

                                    Dividends

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund's pro rata share of the corresponding Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs a Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

                   Taxation of the Funds and Their Investments

Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that each Fund is a regulated investment company, each Fund will not be liable for Federal income taxes to the extent all of its taxable net investment income and net realized long-and short-term capital gains, if any, are distributed to its shareholders. Although the Trusts expect the Funds to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Portfolios are not subject to the Federal income taxation. Instead, the Funds and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio. Each Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the corresponding Funds and the other investors in that Portfolio at the time of such determination.

                            Taxation of Shareholders

As described above the Cash Management Fund Investment, Cash Management Fund Institutional, Treasury Money Fund Investment and Treasury Money Fund Institutional are designed to provide investors with current income. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal.

Distributions of net realized long-term capital gains ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Each Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

Shareholders should consult their tax advisors to assess the consequences of investing in a Fund under state and local laws and to determine whether dividends paid by a Fund that represent interest derived from U.S. Government Obligations are exempt from any applicable state or local income taxes.

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


Exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for federal income tax purposes.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a backup withholding tax at the current rate, with respect to any taxable dividends and distributions. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of a Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from that Fund during that year. The dollar amount of dividends excluded from Federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Funds earn taxable net investment income, each of the Funds intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                             PERFORMANCE INFORMATION

From time to time, the Trust may advertise "current yield," "effective yield" and/or "tax equivalent yield" for a Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The Trust may include this information in sales material and advertisements for a Fund.

Yield is a function of the quality, composition and maturity of the securities held by the corresponding Portfolio and operating expenses of a Fund and the corresponding Portfolio. In particular, a Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of a Fund will tend to be somewhat lower than the prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested by the corresponding Portfolio in instruments producing higher yields than the balance of that Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of a Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

From time to time, advertisements or reports to shareholders may compare the yield of a Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Cash Management Fund Investment might be compared with, for example, the IBC First Tier All Taxable Money Fund Average, that of the Treasury Money Fund might be compared with IBC U.S. Treasury and Repo All Taxable Money Fund Average. Similarly, the yield of a Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of a Fund might also be compared without the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Funds, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include listings of investment securities held by a Fund's corresponding Portfolio at those dates. Annual reports are audited by independent accountants.

From time to time a Fund may quote its performance in terms of "current yield" or "effective yield" in reports or other communications to shareholders or in advertising material.

The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

Base Period Return         =        Net Change in Account Value
                                    ---------------------------
                                    Beginning Account Value

Current Yield              =        Base Period Return x 365/7

Effective Yield            =        [(1 + Base Period Return)/365/7/] - 1

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



The following table sets forth various measures of the performance for each of the Funds for the seven days ended December 31, 2002.

                          Cash           Cash         Treasury       Treasury
                       Management     Management        Money          Money
                          Fund           Fund           Fund           Fund
                       Investment    Institutional   Investment    Institutional

Current Yield             0.77%          1.28%          0.67%          1.17%

Effective Yield           0.77%          1.29%          0.68%          1.18%


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                              FINANCIAL STATEMENTS

The financial statements for the Funds and the Portfolios for the fiscal year ended December 31, 2002, are incorporated herein by reference to the Funds' Annual Report dated December 31, 2002. A copy of the Funds' Annual Report may be obtained without charge by contacting the Funds' Service Center at 1-800-730-1313.


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


                                    APPENDIX

DESCRIPTION OF RATINGS

Description of S&P corporate bond ratings:

AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch, Inc. ("Fitch") corporate bond ratings:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien f in many cases directly following an AAA

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


security f or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of Duff & Phelps' corporate bond ratings:

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

AA+, AA, AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's municipal bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P municipal note ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's municipal note ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

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


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch commercial paper ratings:

F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

Description of Duff & Phelps' commercial paper ratings:

Duff 1+--Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Description of Thompson Bank Watch Short-Term Ratings:

T-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

T-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

T-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

T-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Description of Thompson BankWatch Long-Term Ratings:

AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

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


Non-Investment Grade

(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

BB--While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B--Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC--Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC--"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D--Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

Ratings in the Long-Term Debt categories may include a plus (+) or Minus (-) designation, which indicates where within the respective category the issue is placed.

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


                                             STATEMENT OF ADDITIONAL INFORMATION


                                                                 APRIL 30, 2003,
                 AS REVISED MAY 16, 2003, AS FURTHER REVISED ON JANUARY 20, 2004


Investment Advisor of the Portfolio
DEUTSCHE ASSET MANAGEMENT, INC.

345 Park Avenue
New York, NY  100154


Distributor

SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

Custodian

STATE STREET BANK and TRUST COMPANY
One Heritage Drive
North Quincy, MA 02171


Administrator
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, MD 21201

Transfer Agent

SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606


Independent Accountants
PRICEWATERHOUSECOOPERS LLP

160 Federal Street
Boston, MA  02110


Counsel

WILLKIE FARR & GALLAGHER
787 Seventh Avenue
 New York, NY  10019


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip 81111R106
Cusip 81111R403
Cusip 811162106
Cusip 811162304

COMBMONSAI  (1/04)